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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                December 17, 2003

                           FIRST NATIONAL FUNDING LLC
                     FIRST BANKCARD MASTER CREDIT CARD TRUST
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)

        Nebraska          333-106732-00, 333-106732-01          02-0598125
------------------------  ----------------------------   -----------------------
(State of Incorporation)    (Commission File Number)          (IRS Employer
                                                         Identification Number)

            1620 Dodge Street
             Omaha, Nebraska                                 68102
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(Address of principal executive offices)                   (Zip Code)

                                 (402) 341-0500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not applicable
            ---------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5.  Other Events.

         On December 17, 2003, First National Master Note Trust issued its $224,375,000 Class A-1 Asset Backed Note, VFN SERIES 2003-3; $89,750,000 Class A-2 Asset Backed Note, VFN SERIES 2003-3; $25,625,000 Class B-1 Asset Backed Note, VFN SERIES 2003-3; and $10,250,000 Class B-2 Asset Backed Note, VFN SERIES 2003-3 (collectively, the "Notes"). The Notes were offered and sold without registration under the Securities Act of 1933, as amended (the "Act"), in reliance on the exemption set forth in Section 4(2) of the Act.

         The VFN Series 2003-3 Indenture Supplement, dated as of December 17, 2003, between First National Master Note Trust and The Bank of New York, as
Exhibit 4.1 to this Form 8-K, was executed as of December 17, 2003.

Item 7.  Financial Statements and Exhibits.

(C)      Exhibits

EXHIBIT NO.          DOCUMENT DESCRIPTION

Exhibit 4.1 VFN Series 2003-3 Indenture Supplement, dated as of December 17, 2003, between First National Master Note Trust and The Bank of New York, to Master Indenture, dated as of October 24, 2002 (Master Indenture incorporated by reference to Exhibit
                  4.1 to the Registrants' Form 8-K filed on November 4, 2002, Commission File Nos. 333-86574-00 and 333-86574-01)

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 6, 2004                FIRST NATIONAL FUNDING LLC

                                      By: First National Funding Corporation,
                                          Managing Member

                                      By: /s/ Jean L. Koenck
                                          --------------------------------------
                                          Jean L. Koenck, Senior Vice President

Dated: January 6, 2004                FIRST BANKCARD MASTER CREDIT CARD TRUST

                                      By: First National Bank of Omaha,
                                          As Servicer of First Bankcard Master
                                          Credit Card Trust

                                      By: /s/ Jean L. Koenck
                                          --------------------------------------
                                          Jean L. Koenck, Vice President